UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest reported)	September 22, 2004

USA VIDEO INTERACTIVE CORP.
(Exact name of registrant as specified in its chapter)
WYOMING	0-29651	06-15763-91
(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification No.)
83 Halls Road, Old Lyme, Connecticut	06371
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code	(860) 434 - 5535

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.
( ) Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

( ) Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

( ) Pre commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR.240.14d-2(b))

( ) Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Section 1 – Registrant’s Business and Operations

Item 1.01  Entry into a Material Definitive Agreement

On September 22nd, 2004, the Registrant announced that USVO Inc., a wholly owned subsidiary of the Registrant and supplier of the powerful MediaSentinel™ digital watermarking technology, entered into a partnership with Lightning Media, a leading Hollywood provider of new media, post-production and DVD replication services.  By using the MediaSentinel workstation, Lightning Media takes a major step in the ongoing fight against piracy by offering a new set of digital watermarking services for studios, television programmers and other clients.  During the initial phase of the relationship, the companies will promote the MediaSentinel watermarking service to Lightning Media studio clients directly and through advertising.  In support of these efforts, the companies will collaborate in the development of educational materials that make clear the benefits of watermarking to Lightning Media clients.  Through these efforts, the companies also hope to attract new business.

A copy of the News Release dated July 14th, 2004 is furnished as Exhibit 99.1.

Section 9 – Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

Exhibit 99.1

News Release dated September 22nd, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USA VIDEO INTERACTIVE CORP.

Date :

September 22nd, 2004

By :

/s/  Anton J. Drescher

Anton J. Drescher,

Corporate Secretary

For release September 22, 2004 Contact: USVO, Inc. Phone: 860 434 5535 - Ext 125 e-mail: filmtracer@usvo.com

Lightning Media and USVO enter into

Digital Watermarking partnership

(Old Lyme, CT – September 22, 2004)  -  USVO Inc., a wholly owned subsidiary of USA Video Interactive Corp. (“USVO”) and supplier of the powerful MediaSentinel™ digital watermarking technology, has entered into a partnership with Lightning Media, a leading Hollywood provider of new media, post-production and DVD replication services.

By using USVO’s MediaSentinel workstation, Lightning Media takes a major step in the ongoing fight against piracy by offering a new set of digital watermarking services for studios, television programmers and other clients.  “Video piracy is a serious problem for the movie industry with billions of dollars in losses every year,” said Edwin Molina, President and CEO of USVO.   “The partnership of USVO’s MediaSentinel technology with Lightning Media’s digital video services provides the entertainment industry a solution to help fight the growing piracy epidemic.”  These services will be available from Lightning Media starting in mid-October, 2004.

During the initial phase of the relationship, the companies will promote the MediaSentinel watermarking service to Lightning Media studio clients directly and through advertising.  In support of these efforts, the companies will collaborate in the development of educational materials that make clear the benefits of watermarking to Lightning Media clients.  Through these efforts, the companies also hope to attract new business.

“Lightning Media is excited about our partnership with USVO” states Stephen Buchsbaum, CEO of Lightning Media. “MediaSentinel is the perfect product to aid us in our continuing quest to eliminate piracy.  The timing is also ideal as it coincides with our expansion to a new DVD replication facility in Valencia, California.  We are delighted to be able to offer our clientele this new way to protect and track their property.”

MediaSentinel watermarks contain information that identifies video content when it is subjected to forensic analysis.  The watermarks are invisible to human perception, yet are extremely robust, making them able to survive a wide variety of attacks. In addition, MediaSentinel watermarks are virtually impossible to remove without rendering the source video useless.   Video content that has been watermarked with MediaSentinel can be identified even if it has been modified or has escaped from a DRM or conditional access environment.   Multiple watermarks can be applied to the same piece of video content; for example, during its initial rendering, again in post-production and then on a DVD glass master.

USVO, a technology-based company established in 1992, is headquartered in Old Lyme, Connecticut.  (OTCBB: USVO; TSX: US; BSE/Frankfurt: USF).  Further information available at http://www.usvo.com)

About USA Video Interactive Corp. (USVO)

USVO is a developer and supplier of Internet media delivery services, systems, and innovative end-to-end solutions.  The Company developed its MediaSentinel™ digital watermarking technology and its StreamHQ™ architecture to provide a wide range of business customers with value-added media delivery services.  USVO holds the pioneering patent for store-and-forward video, filed in 1990 and issued by the United States Patent and Trademark Office on July 14, 1992; it has been cited by at least 165 other patents. USVO holds similar patents in Germany, Canada, England, France, Spain, Italy, and Japan. For more information, visit www.usvo.com.

About Lightning Media

Lightning Media services all duplication and new media needs from Hi-Def and video duplication to DVD authoring and replication, audio and video compression, and internet design and development.  Three full service facilities cater to a vast client base ranging from leading motion picture studios, television production companies, independent filmmakers and web video producers to film students and an array of corporate and consumer clients.  Lightning Media is committed to exceptional customer service, quality control and "lightning-fast" turnaround; featuring the most advanced and reliable equipment available today.   Lightning Media's climate-controlled, triple secure vault is a trusted source for storing master materials.   Lightning Media has three full service facilities located in Hollywood, Burbank and Santa Monica, and a new replication facility in Valencia, California.  For more information, visit www.lightning-media.com/.

USA Video Interactive Corporate Headquarters Office: 83 Halls Road, Old Lyme, Connecticut, 06371  Telephone (860) 434 - 5535

Facsimile (860) 434 - 5782; Canada Office:  507 – 837 West Hastings Street, Vancouver, BC   V6C 3N6.  Trading symbol on the OTCBB: USVO; Trading symbol on the TSX Venture Exchange US; Trading symbol on the Berlin and Frankfurt Stock Exchanges: USF.   CUSIP 902924208. For more information contact Edwin Molina (860) 434 - 5535; contact@usvo.com

The press release may contain forward-looking statements.  Actual results may differ materially from those projected in any forward-looking statements.  Investors are cautioned that such forward-looking statements involve risk and uncertainties, which may cause actual results to differ from those described.

MediaSentinel™ is a trademark of USA Video Interactive Corp.

The TSX Venture Exchange (TSX) has not reviewed and does not accept responsibility for the adequacy or accuracy of this release.